UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K
_______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 16, 2023
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Exact name of registrants as specified in
Commission	their charters, address of principal executive			IRS Employer
File Number	offices and registrants' telephone number			Identification Number
1-14465	IDACORP, Inc.			82-0505802
1-3198	Idaho Power Company			82-0130980
1221 W. Idaho Street
	Boise,	Idaho	83702-5627
	(208)	338-2200
State or Other Jurisdiction of Incorporation:			Idaho
Former name or former address, if changed since last report:			None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	IDA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 17, 2023, Kenneth W. Petersen, Vice President, Chief Accounting Officer and Treasurer of IDACORP, Inc. (“IDACORP”) and Idaho Power Company (“Idaho Power”), announced his plans to retire on May 31, 2024, after over 25 years of service to the companies. Mr. Petersen, age 60, has been the Vice President, Chief Accounting Officer and Treasurer of IDACORP and Idaho Power since March 2020, and served as Vice President, Controller and Chief Accounting Officer of IDACORP and Idaho Power from January 2014 to March 2020. He plans to step down as Chief Accounting Officer and Treasurer of IDACORP and Idaho Power, effective as of January 1, 2024, but he will continue to serve in his role as Vice President of IDACORP and Idaho Power until his retirement from employment with the companies.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board of Directors of IDACORP amended and restated its Bylaws, effective November 16, 2023. The amendments:

•require any shareholder giving notice of a nomination for director to include a representation as to whether the shareholder intends to solicit proxies in accordance with Rule 14a-19 under the Securities Exchange Act of 1934, as amended (Section 2.9.3.3(m));

•require that a nominating shareholder provide reasonable evidence of compliance with Rule 14a-19(a)(3) no later than 5 business days prior to the applicable meeting (Section 2.9.4(c));

•clarify that the chair of the meeting may disregard any votes for a director nominee of a shareholder and the nomination of such nominee if the shareholder commences the solicitation and nomination in accordance with Rule 14a-19 and subsequently fails to comply with any of the requirements of Rule 14a-19 (Section 2.9.4(c));

•clarify that shareholders may not nominate a greater number of director nominees than there are directors subject to election at the relevant meeting and require that any shareholder directly or indirectly soliciting proxies from other shareholders use a proxy card color other than white, which is reserved for the exclusive use of the Board of Directors (Section 2.9.4(a));

•require additional background information and disclosures regarding any shareholder giving notice of a nomination for director or proposal and any proposed director nominees or business (Section 2.9.3.1 and 2.9.3.3); and

•make various other technical, conforming, and clarifying updates.

The foregoing description of the amendments is not complete and is qualified in its entirety by reference to the text of the Bylaws, as amended, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.  The following exhibits are being furnished as part of this report.

Exhibit Number	Description

3.1	Amended and Restated Bylaws of IDACORP, Inc., amended on November 16, 2023 and presently in effect
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
Dated:  November 22, 2023
IDACORP, INC.
By:   /s/ Lisa A. Grow
Lisa A. Grow
President and Chief Executive Officer

IDAHO POWER COMPANY
By:   /s/ Lisa A. Grow
Lisa A. Grow
President and Chief Executive Officer